UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 30, 2021

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4201 Congress Street, Suite 175
Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $.01 par value	BTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On July 30, 2021, Ballantyne Strong, Inc. (the “Company”) issued a press release regarding the exercise of the rights, described below, which is attached hereto as Exhibit 99.1.

The press release, included as Exhibit 99.1, will be deemed to be “furnished” rather than “filed,” pursuant to the rules of the Securities and Exchange Commission (the “Commission”).

Item 8.01. Other Events.

On July 30, 2021, the Company exercised 8.3 million rights in the rights offering conducted by GreenFirst Forest Products Inc. (TSXV: GFP) (“GreenFirst”). GreenFirst, one of the Company’s holdings, conducted the rights offering to finance a portion of GreenFirst’s purchase of the assets of Rayonier A.M. Canada G.P. and Rayonier A.M. Canada Industries Inc., subsidiaries of Rayonier Advanced Materials Inc., a top-ten producer of lumber in Canada.

With the rights offering concluding on Friday, July 30, 2021, the Company instructed its agent to exercise 8.3 million rights at an exercise price of $1.50 CAD per share for a total investment of $12.4 million CAD. This includes the rights the Company previously committed to purchase, as further described in a Current Report on Form 8-K filed with the Commission on April 12, 2021. The Company also sold 12.8 million rights for approximately $2.2 million CAD and used the proceeds along with cash on the Company’s balance sheet to fund the exercise. Following the exercise, the Company’s cash position remains at approximately $10 million USD.

Following the anticipated issuance of 8.3 million additional shares of GreenFirst stock from the rights offering, the Company’s GreenFirst holdings are expected to total approximately 15.3 million common shares. Based on information previously published by GreenFirst, the Company’s holdings are expected to account for approximately 10% of GreenFirst’s outstanding common shares following the closing of the asset purchase and related financing transactions.

The chairman of the Company’s board of directors, D. Kyle Cerminara, is also a director of GreenFirst. The decision to exercise the rights was approved unanimously by the disinterested members of the Company’s board of directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 30, 2021, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: July 30, 2021	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer